Safe Harbor Safe harbor statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about our financial and operational results. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include -- but are not limited to -- risks associated with past and future acquisitions; risks associated with possible fluctuations in our financial and operating results, such as our rate of growth and anticipated revenue run rate; foreign currency exchange rates; errors, interruptions or delays in our services or our Web hosting; breaches of our security measures; the nature of our business model; our ability to continue to release, and gain customer acceptance of, new and improved versions of our services; successful customer deployment and utilization of our existing and future services; changes in our sales cycle; competition; various financial aspects of our subscription model; unexpected increases in attrition or decreases in new business; our ability to realize benefits from strategic partnerships and strategic investments; the emerging markets in which we operate; unique aspects of entering or expanding in international markets, our ability to hire, retain and motivate employees and manage our growth; changes in our customer base; technological developments; regulatory developments; litigation related to intellectual property and other matters, and any related claims, negotiations and settlements; unanticipated changes in our effective tax rate; factors affecting our outstanding convertible notes and revolving credit facility; fluctuations in the number of our shares outstanding and the price of such shares; collection of receivables; interest rates; factors affecting our deferred tax assets and ability to value and utilize them; the potential negative impact of indirect tax exposure; the risks and expenses associated with our real estate and office facilities space; and general developments in the economy, financial markets, and credit markets. Further information on these and other factors that could affect the financial results of salesforce.com, inc. is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings we make with the Securities and Exchange Commission, available on the SEC Filings section of the Investor Information section of our Investor Relations website. Any unreleased services or features referenced in this or other presentations, press releases or public statements are not currently available and may not be delivered on time or at all. Customers who purchase our services should make the purchase decisions based upon features that are currently available. Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements.

Agenda

Tuesday, October 4

10:00a
Business Review & Q&A
Mark Hawkins
David Havlek

11:30a
Lunch
St. Regis Terrace

1:00p
Product Q&A
Alex Dayon
Mike Rosenbaum
Bob Stutz
Stephanie Buscemi
Adam Seligman
John Wookey

2:45p
Go-to-Market Q&A
Keith Block
Tyler Prince

4:15p
Technology Q&A
Parker Harris

5:00p
Reception
St. Regis Foyer

Agenda

Wednesday, October 5


NEW

Wed. 10/5 3:30p CEO Q&A (NEW)
Marc Benioff

10:00a Business Review & Q&A
Mark Hawkins
David Havlek

11:30a Lunch
St. Regis Terrace

1:00p Product Q&A
Alex Dayon
Mike Rosenbaum
Bob Stutz
Stephanie Buscemi
Adam Seligman
John Wookey

2:45p Go-to-Market Q&A
Keith Block
Tyler Prince

4:15p Technology Q&A
Parker Harris

5:00p Reception
St. Regis Foyer

IoT Scaling to $20B and Beyond Salesforce Investor Day October 4, 2016

Competitive Advantage with Strong Core MARK HAWKINS CFO

` 1All references to operating margin refer to non-GAAP operating margin. Non-GAAP operating margin excludes the effects of stock-based compensation, amortization of purchased intangibles, lease termination resulting from purchase of office building, and the potential impact of FX and M&A. A complete reconciliation of GAAP to non-GAAP measures can be found in the Appendix and at www.salesforce.com. Growth/Margin Framework is Our Compass… Balancing growth with improving profitability PRIORITY REV. GROWTH NON-GAAP OP. MARGIN OCF GROWTH Top Line > 30% Flat to Up Slightly < Revenue Growth Top & Bottom Line 20%-30% +100-300 bps ≈ Revenue Growth Bottom Line < 20% +200-400 bps > Revenue Growth HIGH GROWTH GROWTH LOW GROWTH 1 Mid-30s percent LONG-TERM OP. MARGIN AT MATURITY

…and We’re on the Right Path Strong core performance Note: FY17 estimates represent guidance ranges provided August 31, 2016. Non-GAAP operating margin excludes the effects of stock-based compensation, amortization of purchased intangibles, and lease termination resulting from purchase of office building. A complete reconciliation of GAAP to non-GAAP measures can be found in the Appendix and atwww.salesforce.com. $4,071M $5,374M $6,667M $8,275M- $8,325M 8.9% 10.7% 12.4% 13.1% FY14 FY15 FY16 FY17E Revenue Non-GAAP Operating Margin $884M $1,181M $1,672M $2,000M+ FY14 FY15 FY16 FY17E Operating Cash Flow REVENUE FY14 – FY17E OCF FY14 – FY17E 20%- 21% Y/Y EST.

Positioned for $20 Billion and Beyond Fourth largest enterprise software company Note: Salesforce consensus based on FY17 and FY18 analyst estimates per FactSet. All other consensus estimates represent annualized CY2016 and CY2017 per FactSet. Welcome to Base Camp MT. REVENUE Rank Company FY17 Consensus FY18 Consensus YoY Growth Rate 1 Microsoft $93.3 B $97.2 B 4% 2 Oracle $37.5 B $38.2 B 2% 3 SAP $24.3 B $25.8 B 6% 4 Salesforce $8.3 B $10.1 B 22% 5 VMware $7.0 B $7.3 B 4%

Current Products Support $20 Billion Objective

Massive and growing TAM



$70B
$5B
$14B
$7B
$26B
$12B
$7B
2016
$78B
$6B
$15B
$8B
$28B
$13B
$8B
2017
$86B
$6B
$17B
$10B
$30B
$15B
$9B
2018
$95B
$7B
$18B
$12B
$32B
$17B
$10B
2019
$105B
$8B
$19B
$14B
$34B
$19B
$11B
2020
CAGR % CY16-20
Total Market 11%
COMMERCE 15%
ANALYTICS 8%
MARKETING 19%
APP & OTHER 8%
SERVICE 13%
SALES 12%

Calculations performed by Salesforce and charts/graphics created by Salesforce based on Gartner research. Source: Gartner Forecast Enterprise Software Markets, Worldwide, 2013-2020, 3Q16 Update; Sales Cloud market defined as Sales; Service Cloud market defined as Customer Service and Support; Marketing Cloud market defined as Marketing; Commerce Cloud market defined as Digital Commerce Platforms; Analytics Cloud market defined as Modern BI Platforms, Traditional BI Platforms, Analytic Applications and Performance Management, and Advanced Analytics Platforms; App & Other market defined as Application Platform Software, Other AD, Application Platform as a Service (aPaaS), Business Process Management Suites, Data Integration Tools, Identity Governance and Administration, Mobile App Development Platforms, Testing, Web Access Management (WAM), Application Services Governance, Collaboration/Social Software Suites, and Portal and Digital Engagement Technologies. Annual totals and CAGRs are based on actual numbers and not on rounded numbers shown above.

Consistent Share Gain Extending our #1 CRM market share position Source: Industry analysts, market research and Salesforce estimates. CRM market includes sales, customer service and support, and marketing software. 5.7% 4.3% 12.6% 7.8% 14.3% 10.2% 10.6% 19.7% FY11 FY12 FY13 FY14 FY15 FY16

` Competitive Advantage Product Strength and Innovation Large, Loyal Installed Base World-Class Team and Culture Cloud Mobile Social IoT AI

17 Years of Unmatched Customer Innovation Leader in capitalizing on key technology shifts Multi-tenant Cloud Thunder IoT Cloud AppExchange 2005 Force.com 2007 Chatter 2009 Salesforce1 2013 Lightning Platform 2014 Salesforce IQ 2015 1999 Wave Analytics Cloud Cloud Socia l Mobile IoT AI 2016 Salesforce Einstein

Undisputed CRM Product Leader Community Cloud App Cloud Service Cloud Sales Cloud Marketing Cloud CommerceC loud Industry-Leading Products Sources: Industry analyst reports. Innovator of the Decade MT. PRODUCT

Strategy Focused on the Front Office Everything we do is about the customer Assisted Service Smart Apps Connected Products Intelligent Communities Actionable Analytics Guided Sales Unified Commerce Predictive Marketing

M&A Strategy is Two-Fold Augments existing clouds or accelerates new product initiatives Minhash Sales Service Marketing Community Analytics Platform & Apps Commerce

The World's Smartest CRM Platform


Applications
Platform
Sale
s
Service
Marketing
Community
Analytics
Apps
Commerce
IoT
Quip
AppExchange
Lightning
force.com
Heroku
Predictive Analytics
Einstei
n
Machine & Deep Learning
Natural Language Processing & Generation
IoT Events
Thunder
CRM Data
Email, Calendar & Social Data

` Rank Company Annual Revenue Run Rate1 Growth Rate YoY 1 Sales Cloud $3,020 M 13% 2 Service Cloud $2,302 M 29% 3 App Cloud & Other $1,414 M 43% 4 Workday $1,225 M 37% 5 ServiceNow $1,163 M 45% 6 Marketing Cloud $810 M 28% 7 NetSuite $721 M 28% 8 Ultimate Software $634 M 27% 9 Veeva $421 M 40% 10 Medidata Solutions $387 M 15% by revenue as of Q2 2016 1 …and Salesforce powers 5 of the top 10 pure-play public cloud companies… Our clouds represent 4 o 1Figures represent annualized subscription and support revenue run rate for the most recently completed quarterly filings as of Q2 CY2016. All amounts in millions. Source: FactSet. We Own The Top Three Pure-Play Clouds Multiple drivers of customer and shareholder value

` ` 1Represents percentage of new business in which partners were involved during H117. 2Represents the increase in certified consultants during FY16 Unparalleled Cloud Ecosystem Partners accelerate our value and opportunity 49% Partner involvement in new business +30% Number of certified consultants 4M Appexchange installations 1 2

` Competitive Advantage Cloud Mobile Social IoT AI World-Class Team and Culture Large, Loyal Installed Base Product Strength and Innovation

1M Completed Badges Trailhead Creates Customer Advocacy Trailhead makes it fun and easy to learn Salesforce TRAILS 32

TRUE TO THE CORE

Customer Loyalty Drives Declining Attrition

Attrition rate is down 45% since FY11


20%
10%
0%
Q211
Q212
Q213
Q214
Q215
Q216
Q217
~$500M
run-rate savings
<9%
dollar attrition

Note: Chart of dollar attrition as a percentage of revenue when compared to the year-ago period for Sales Cloud, Service Cloud and the Force.com Platform. Numbers represent the second quarter for each respective year. $500 million run-rate savings is calculated by applying the difference in attrition rate from Q211 to Q217 by FY16 annual revenue.

Installed Base is an Important Growth Asset 150K+ customers and growing Note: Ratios are based on annual revenue contribution for the four fiscal quarters ending Q217. 40% 60% 70% 30% ADD-ONS & UPGRADES NEW PRODUCTS

TRUE TO THE CORE

Core Strength Reflected in Top Accounts…

Customer count and value continue to increase


$1M+ Annual Revenue
~500
~700
~800
~1,000
~1,300
Q213
Q214
Q215
Q216
Q217
Customer Count

30%
Y/Y increase in value of all contracts over $1 million

66%
CAGR FY13-FY17


$10M+ Annual Revenue
11
20
39
57
84
Q213
Q214
Q215
Q216
Q217
Customer Count

Note: Amounts represent annual revenue contribution, or expected annual revenue for FY17, as of Q2 for the respective fiscal year.

…and is Matched by Strength in SMB Revenue from SMB customers has grown >30% annually Note: Amounts represent annual revenue contribution, or expected annual revenue for FY17, as of Q2 for the respective fiscal year. Q217 SMB annual revenue contribution more than three times larger than Q213 SMB annual revenue contribution. SMB is defined as customers with up to 3,500 employees. 8% 11% 15% 19% 22% 92% 89% 85% 81% 78% Q213 Q214 Q215 Q216 Q217 Proportion of Revenue from Customers Paying >$1M annually Proportion of Revenue from Customers Paying <$1M annually SMB Annual Revenue Contribution 3X

` ` Portfolio Fuels Customer Success and Growth More customers are using more clouds Q2’13 Top 40 customers 13% using 4+ clouds Q2’16 Top 100 customers 20% using 4+ clouds Q2’17 Top 200 customers 75% using 4+ clouds 3+ clouds: 46% 2+ clouds: 76% 3+ clouds: 75% 2+ clouds: 97% 3+ clouds: 95% 2+ clouds: 99%

` Competitive Advantage Product Strength and Innovation World-Class Team and Culture Large, Loyal Installed Base Cloud Mobile Social IoT AI

` Salesforce Core Values Our culture is a competitive advantage Salesforce has its customers in its DNA. The laser focus on customer value is unrelenting. I love it. SAIDEEP RAJ MANAGING DIRECTOR, ACCENTURE “ ” “ We wouldn’t be able to serve this many communities if it weren’t for Salesforce. JAY BANFIELD EXECUTIVE DIRECTOR, YEAR UP BAY AREA ” It’s an awesome product that helps you do awesome things. GITA BOROVSKY DIRECTOR OF CRM,AMERICAN RED CROSS “ ” This place oozes energy and passion … that energy makes this place different. TAYLOR HILFICKER BUSINESS MANGER, BRAND, SALESFORCE “ ”

Unique Investments in Our Culture… Creates customer and employee advocacy Equality for All Women’s Leadership Environment Women in tech Equa l pay Net-Zero by 2020 98% more carbon eﬃcient Tony Prophet as new Chief Equality Oﬃcer $3M salary adjustment for equal pay 1% Time 1% Equity 1% Product

4K 6K 9K 13K 15K 18K 23K Q211 Q212 Q213 Q214 Q215 Q216 Q217 …Make us a Destination Employer… San Francisco’s largest technology employer Full-Time Headcount

… and a Magnet for Proven and Visionary Leaders Neelie Kroes Former VP of the European Commission, Board Member Bob Stutz CEO, Marketing Cloud & Chief Analytics Office Tony Prophet Chief Equality Officer Bret Taylor CEO, Quip Richard Socher Chief Scientist

Scaling to $20B and Beyond $100B TAM Large, Loyal Installed Base Customer Focused Culture Track Record of Innovation Industry Leading Products

Benefits of Scale with Strong Economics DAVID HAVLEK EVP, Finance

Benefits of Scale P&L Balance Sheet & Cash Flow Long-term Economics

` 1All references to operating margin refer to non-GAAP operating margin. Non-GAAP operating margin excludes the effects of stock-based compensation, amortization of purchased intangibles, lease termination resulting from purchase of office building, and the potential impact of FX and M&A. A complete reconciliation of GAAP to non-GAAP measures can be found in the Appendix and at www.salesforce.com. Growth/Margin Framework is Our Compass Balancing growth with improving profitability PRIORITY REV. GROWTH NON-GAAP OP. MARGIN OCF GROWTH Top Line > 30% Flat to Up Slightly < Revenue Growth Top & Bottom Line 20%-30% +100-300 bps ≈ Revenue Growth Bottom Line < 20% +200-400 bps > Revenue Growth HIGH GROWTH GROWTH LOW GROWTH 1 Mid-30s percent LONG-TERM OP. MARGIN AT MATURITY

Sustained Growth at Scale

Forms the foundation for $20 billion objective



$1,657M
28%
$2,267M
35%
$3,050M
37%
$4,071M
34%
$5,374M
33%
$6,667M
27%
$8,275M-
$8,325M
27%*
(1H FY17)
FY11
FY12
FY13
FY14
FY15
FY16
FY17E
Annual Revenue
C/C Growth Rate

Note: FY17 estimate represents revenue guidance range provided August 31, 2016. *The FY17 constant currency growth rate represents the constant currency growth rate for the first half of fiscal 2017. Non-GAAP revenue constant currency growth rates as compared to the comparable prior period. We present constant currency information for revenue to provide a framework for assessing how our underlying business performed excluding the effects of foreign currency rate fluctuations. To present constant currency revenue, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the weighted average exchange rate for the quarter being compared to for growth rate calculations presented, rather than the actual exchange rates in effect during that period.

Scale Benefits Margin Improvement

Absorbing M&A and investing in growth



4,000
2,000
0
15%
10%
5%
Net Headcount Additions
Non-GAAP Operating Margin
Assistly
manymoon
radian6
BUDDY MEDIA
bluetail
GoInstant
Rypple
stypi
ExactTarget
EdgeSpring
EntropySoft
cloudconnect
RelateIQ
tempo
toopher
Minhash
demandware
STEELBRICK
implisit
PredictionIO
MetaMind
COOLAN
FY12
FY13
FY14
FY15
FY16
1H FY17
Organic Hiring
Acquired Headcount
NG Operating Margin

Note: Non-GAAP operating margin excludes the effects of stock-based compensation, amortization of purchased intangibles, and lease termination resulting from purchase of office building. A complete reconciliation of GAAP to non-GAAP measures can be found in the Appendix and at www.salesforce.com.

` Scale Helps Navigate Through Variability Managing through FX volatility USD / JPY EUR / USD GBP / USD

International Growth Outpacing Americas Increasing investment in datacenters and headcount Note: Revenue growth rates represent constant currency revenue growth. Non-GAAP revenue constant currency growth rates as compared to the comparable prior period. We present constant currency information for revenue to provide a framework for assessing how our underlying business performed excluding the effects of foreign currency rate fluctuations. To present constant currency revenue, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the weighted average exchange rate for the quarter being compared to for growth rate calculations presented, rather than the actual exchange rates in effect during that period. 21% 3 year headcount CAGR 30% 3 year headcount CAGR 27% 3 year headcount CAGR 24% Q217 revenue growth 32% Q217 revenue growth 29% Q217 revenue growth Americas 1999+ EMEA 2014 2015 2015 APAC 2011

Foreign Currency Landscape 4 Regional Hubs USD CAD GBP EUR AUD JPY USD 3 Functional Currencies Multiple Billing Currencies USD

FX Impacts to Growth and Margin Example of a European contract TRANSLATIONAL FX TRANSLATIONAL FX TRANSACTIONAL FX Billing Currency Functional Currency Consolidated Currency DR and Revenue Expenses

Benefits of Scale P&L Balance Sheet & Cash Flow Long-term Economics

Subscription Model Strength Creates revenue visibility and predictability $3.8B $1.3B $11.8B Q210 Q211 Q212 Q213 Q214 Q215 Q216 Q217 Total Billed Deferred Revenue Total Unbilled Deferred Revenue annual revenue under contract at start of the year ~80%

Multiple Factors Impact Deferred Revenue Creates growing invoicing seasonality as we scale Co-terming (Seasonality) Compounding (Seasonality) Amortization (Consistent)

Scale Impacts Deferred Revenue Seasonality

Q1 seasonality evolving



20%
15%
10%
5%
0%
-5%
-10%
Sequential growth
Q105
Q106
Q107
Q108
Q109
Q110
Q111
Q112
Q113
Q114
Q115
Q116
Q117

Scale Impacts Deferred Revenue Seasonality

Q2 seasonality evolving



20%
15%
10%
5%
0%
-5%
-10%
Sequential growth
Q205
Q206
Q207
Q208
Q209
Q210
Q211
Q212
Q213
Q214
Q215
Q216
Q217

Scale Impacts Deferred Revenue Seasonality Q3 seasonality evolving 1Q3’17 deferred revenue guidance as of August 31st, 2016. -10% -5% 0% 5% 10% 15% 20% Q305 Q306 Q307 Q308 Q309 Q310 Q311 Q312 Q313 Q314 Q315 Q316 Q317 Seq u e n ti a l g rowt h Guide1

Scale Impacts Deferred Revenue Seasonality Q4 seasonality evolving $0M $1,000M $2,000M $3,000M $4,000M 0% 15% 30% 45% 60% Q405 Q406 Q407 Q408 Q409 Q410 Q411 Q412 Q413 Q414 Q415 Q416 Seq u e n ti a l g rowt h $4.3B Annual invoicing* Impact of 1% change in sequential DR ~$1M ~$7M ~$28M Sequential Change Billed Deferred Revenue *Company implemented annual invoicing policy and benefitted from a multi-year invoice.

` Deferred Revenue Seasonality Continues to Deepen Result of invoice compounding and amortization of larger and larger base -20% -10% 0% 10% 20% 30% 40% 50% 60% Q1 Q2 Q3 Q4 Q1 FY06 FY11 FY15 FY16 Seq u e n ti a l g rowt h

Cash Flow Seasonality Also Evolving

Result of collections compounding and quarterly cash expenses on larger base



Indexed Sequential Growth
Q405
Q406
Q407
Q408
Q409
Q410
Q411
Q412
Q413
Q414
Q415
Q416
Operating Cash Flow Indexed Sequential Growth

Note: chart represents indexed sequential growth since Q105.

Benefits of Scale P&L Balance Sheet & Cash Flow Long-term Economics

Prof. Havlek Office hours: M-W-F, 8:00am- 10:00 Am

Lifetime Unit Economics 301 Subscription economics applied to the business lifecycle 2014: Lifetime Unit Economics Lifetime Revenue (LTR): Cumulative value of $1 annuity over expected life (Value = $1 / attrition) Cost to Book (CTB): Cost to acquire $1 annuity Cost to Serve (CTS): Cost to serve $1 annuity over expected life Attrition: Defines expected life of $1 of annuity Unit Lifetime Value Drivers 2015: Lifetime Unit Economics

Lifecycle Stage Impacts Growth and Margin At maturity, companies approach their life-time margin potential G r o w t h Start-Up Growth Mature Choice enables top- and Bottom-line Growth time

High Low T 0 G r o w t h r a t e Example: Acme Cloud Company time

High Low T 0 Revenue New business G r o w t h r a t e Example: Acme Cloud Company T 1 time Velocity = b r /R r where b r = new business rate and R r = Revenue rate

High Low T 0 Revenue G r o w t h r a t e Example: Acme Cloud Company T 1 time T 1 Velocity = b r /R r where b r = new business rate and R r = Revenue rate New business

Low T 0 Example: Acme Cloud Company T 1 G r o w t h r a t e time High Revenue If CTB is flat, S&M expense grows at the same rate as new business T 1 New business

High Low T 0 Example: Acme Cloud Company S&M Expense (CTB FLAT) time G r o w t h r a t e Revenue T 1 T 1

High Low T 0 Example: Acme Cloud Company T 1 CTB Margin Pressure time G r o w t h r a t e S&M Expense (CTB FLAT) Revenue T 1

High Low T 0 Example: Acme Cloud Company T 1 CTB Margin leverage time G r o w t h r a t e S&M Expense (CTB FLAT) Revenue T 1

High Low T 0 Example: Acme Cloud Company CTB margin leverage G r o w t h r a t e time CTS creates incremental leverage S&M Expense (CTB FLAT) Revenue T 1 T 1

Margin Leverage Reinvestment Sustains Growth time New Clouds New Geos New Verticals New Innovation Reinvestment is critical to sustaining growth

Scale Benefits Near- and Long-Term Performance Fueling top and bottom line performance time PRIORITY REV. GROWTH NON-GAAP OP. MARGIN OCF GROWTH Top Line 30 0/0 Flat to Up Revenue Growth Bottom Line 20 0/0 +200-400 bps Revenue Growth HIGH GROWTH LOW GROWTH Growth Top & Bottom Line 20 0/0 – 30 0/0 +100-300 bps ≈ Revenue Growth Mid-30s Long-term op. margin at maturity thank y u

Appendi x

GAAP to Non GAAP Reconciliation (in 000's) Non-GAAP income from operations 1H FY17 FY16 FY15 FY14 FY13 FY12 GAAP income (loss) from operations 84,537$ 114,923$ (145,633)$ (286,074)$ (110,710)$ (35,085)$ Plus: Amortization of purchased intangibles 86,296 158,070 154,973 146,535 88,171 67,319 Stock-based expenses 371,229 593,628 564,765 503,280 379,350 229,258 Less: Operating lease termination resulting from purchase of 50 Fremont 0 (36,617) 0 0 0 0 Non-GAAP income from operations 542,062$ 830,004$ 574,105$ 363,741$ 356,811$ 261,492$ As Margin % Total revenues 3,953,221$ 6 ,667,216$ 5 ,373,586$ 4 ,071,003$ 3 ,050,195$ 2 ,266,539$ Non-GAAP operating margin 13.7% 12.4% 10.7% 8.9% 11.7% 11.5%

` Finance Q&A Mark Hawkins CFO David Havlek EVP, Finance

` Salesforce Analyst Day will return at 1:30 p.m. PT

` Product Q&A Alex Dayon President, Products Mike Rosenbaum Sales Cloud & Service Cloud Bob Stutz Marketing Cloud Stephanie Buscemi Analytics Cloud Adam Seligman Platform Cloud John Wookey Vertical Clouds

` Go-to- Market Q&A Keith Block Vice Chairman, President, COO Tyler Prince EVP, WW Alliances

` Technolog y Q&A Parker Harris Co-Founder and CTO